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                                                                   EXHIBIT 10.3

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into this 26th day of January, 1996, by and among Oklahoma Medical Research Foundation, an Oklahoma, not-for-profit corporation ("OMRF"), ZymeTx Purchase Partners, a New York partnership ("ZPP"), and Presbyterian Health Foundation ("Presbyterian").

                                   RECITALS:

         WHEREAS, OMRF, ZymeTx, Inc., a Delaware corporation (the "Company"), ZPP and Presbyterian have entered into a Bridge Loan Agreement, dated the 26th day of January, 1996 (the "Credit Agreement");

         WHEREAS, the Company has executed and delivered to OMRF, ZPP and Presbyterian (collectively, the "Lenders") promissory notes (the "Bridge Notes"), as described in the Credit Agreement;

         WHEREAS, OMRF has agreed to grant a security interest to ZPP and Presbyterian (collectively, the "Secured Parties") in the proceeds of certain Collateral (as described below) as security for the payment of the Bridge Notes issued to the Secured Parties and the performance by the Company of its obligations thereunder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Security Interest in Collateral. OMRF hereby grants a security interest to the Secured Parties in and to all proceeds of any and all of the Intellectual Property (as hereinafter defined), including, without limitation, license royalties and proceeds of infringement suits, and, to the extent not otherwise included, all payments under insurance (whether or not Secured Parties are the loss payees thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to the Intellectual Property (such proceeds and payments referred to herein as the "Collateral"). For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when the Intellectual Property is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary; however, under no circumstances may the Secured Parties take possession of the Collateral or force OMRF to pledge, assign, transfer, sell, or otherwise encumber the Collateral. As used herein, "Intellectual Property" shall include:

                           (i) Each of the trademarks, service marks, designs, logos, trade names, corporate names, business names, and trade styles (collectively "Trademarks") which are presently, or in the future may be owned, held (whether pursuant to a license or otherwise) or used by OMRF, in whole or in part, in relation to the Trademarks "ZymeTx", "ViraStat" and "ViraZyme", all rights and interests in the Trademarks including all common law and other rights in and to the Trademarks in the United States and any state thereof (hereinafter called "Trademark Rights") with respect thereto and all registrations and applications that have heretofore been or may hereafter be issued thereon or applied for in the United States and any state thereof (hereinafter called "Registrations") heretofore or hereafter granted or applied for.



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                           (ii) Any and all interests of OMRF in and to any
         patents, patent rights and patent applications that OMRF may now have or hereafter acquire (collectively the "Patent Rights") in the Patent Rights listed on Schedule A hereto, as Schedule A may, from time to time, be supplemented and any and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part of the foregoing.

                           (iii) All rights of OMRF in and to designs, technical information, know-how, knowledge, data, discoveries, inventions, specifications, test results and other information relating to the Symex Technology (as hereinafter defined) or the Patent Rights and known to, or discovered by, OMRF prior to or during the term of this Agreement. "Symex Technology" means all intellectual property, designs, technical information, know-how, knowledge, data, specifications, test results and other information of Symex Corp., a Delaware corporation ("Symex"), which was collateral under, and retained by OMRF in full satisfaction of, the rights of OMRF under that certain Security Agreement and Conditional Assignment dated February 13, 1993 by and between OMRF and Symex and that certain Security Agreement and Conditional Assignment dated March 18, 1993, by and between OMRF and Symex.

         2. Security for Obligations. This Agreement secures, and the proceeds of the Collateral is collateral security for, the prompt payment or performance in full when due (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of all of the indebtedness of Company to the Secured Parties under the Credit Agreement (such obligations of Company being the "Secured Obligations").

         3. Representations and Warranties. OMRF represents, warrants, and covenants as follows:

                  (a) A true and complete list of all Patent Rights owned, held (whether pursuant to a license or otherwise) or used by OMRF, in whole or in part, related to the Intellectual Property is set forth in Schedule A hereto.

                  (b) OMRF has full power, authority and legal right to pledge all the proceeds of the Collateral pursuant to this Agreement and is the record and beneficial owner of each of the Patent Rights listed on Schedule A.

                  (c) OMRF is the sole legal and beneficial owner of the entire right, title and interest in and to each of the Trademarks, Registrations, and Patent Rights listed on Schedules A. OMRF owns the Intellectual Property and the Collateral free and clear of any lien or encumbrance, except for certain rights which may be asserted by Biota Holdings, Ltd. ("Biota") under that certain Termination Agreement between Biota and Symex dated February 16, 1993 (the "Termination Agreement"), that certain Royalty Agreement between Biota and Symex dated February 16, 1993 (the "Royalty Agreement"), and that certain Consent Agreement dated February 16, 1993 (the "Consent Agreement") between OMRF and Biota (the Termination Agreement, Royalty Agreement and Consent Agreement are referred to herein collectively as the "Biota Agreements"). No effective financing statement or other instrument similar in effect covering all or any part of the Intellectual Property or Collateral is on file in any recording office. No effective filing with the United States Patent and Trademark Office covering all or any part of the Intellectual Property or Collateral is on file in the United States Patent and Trademark Office.


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                  (d) This Agreement will create in favor of Secured Parties a valid and perfected priority security interest in the proceeds of the Collateral upon the filing of a financing statement with the County Clerk for Oklahoma County, Oklahoma.

                  (e) Except for the filing of a financing statement with the County Clerk for Oklahoma County, Oklahoma under the Uniform Commercial Code and filings with the United States Patent and Trademark Office, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the grant by OMRF of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by OMRF or (b) for the perfection of or the exercise by Secured Parties of the rights and remedies hereunder.

                  (f) OMRF's chief executive office and principal place of business is located in Oklahoma County, Oklahoma.

                  (g) OMRF will not encumber the Intellectual Property or the Collateral except for the encumbrances already in existence as of the date of this Security Agreement or those effected by the Documents.

                  (h) No exclusive or non-exclusive licenses have been granted to or in the Collateral.

         4. OMRF's Covenants. On a continuing basis, OMRF will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments, including the appropriate financing and continuation statements and collateral agreements, and take all such action as may reasonably be deemed necessary or advisable by Secured Parties, or for assuring and confirming to Secured Parties to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Parties the grant or perfection of a priority security interest in the proceeds of the Collateral or to enable Secured Parties to exercise and enforce their rights and remedies hereunder with respect to the proceeds of the Collateral. Without limiting the generality of the foregoing, OMRF (a) will not enter into any agreement that would or might in any way impair or conflict with OMRF's obligations hereunder without Secured Parties' prior written consent, and (b) will properly maintain and care for the Intellectual Property and Collateral.

         5. Secured Parties May Perform. If OMRF fails to perform any agreement contained herein, after the expiration of thirty (30) days from receipt of written notice by OMRF from Secured Parties, Secured Parties may perform, or cause performance of, such agreement, and the expenses of Secured Parties, including the reasonable fees and expenses of its counsel, so incurred in connection therewith, all at the expense of OMRF and the Secured Parties, pro rata.

         6. Events of Default; Remedies Upon Default.

                  (a) Events of Default. The occurrence of any one or more of the following events will constitute a default by OMRF under this Agreement (herein referred to as an "Event of Default"): (i) Failure of the Company punctually to make payment of any amount payable, whether principal or interest, on any of the Secured Obligations when and as the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration or otherwise; (ii) If any statement, representation or warranty of OMRF made in this Agreement or in any other document furnished in connection herewith to Secured Parties proves to have been untrue, incorrect, misleading or incomplete in



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any material respect as of the date made; (iii) Failure of OMRF punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in this Agreement; (iv) The occurrence of a default, an event of default or an Event of Default under any other agreement between OMRF and the Secured Parties pertaining to the Secured Obligations; (v) any default, or event of default, under this Security Agreement; (vi) If the Company becomes insolvent as defined in the Oklahoma Uniform Commercial Code or makes an assignment for the benefit of creditors, or if any action is brought by the Company seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, or if the Company commences a voluntary case under the Federal Bankruptcy Code, or if any reorganization or arrangement proceeding is instituted by the Company for the settlement, readjustment, composition or extension of any of its debts upon any terms, or if any action or petition is otherwise brought by the Company seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; (vii) If any action is brought against the Company seeking its dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by the Company or is not dismissed within thirty (30) days of the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against the Company and (A) an order for relief is entered in such proceeding or (B) such proceeding is consented to or acquiesced in by the Company or is not dismissed within thirty (30) days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against the Company for the settlement, readjustment, composition or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Company or is not dismissed within thirty (30) days of the date upon which it was instituted; or if any action or petition is otherwise brought against the Company seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Company or is not dismissed within thirty (30) days of the date upon which it was brought.

                  (b) Upon the occurrence and continuance of an Event of
Default:

                           (i) Secured Parties may exercise in respect of the proceeds of the Collateral, any and all rights of a secured party under the laws of the State of Oklahoma.

                           (ii) Upon the written demand of Secured Parties, OMRF shall execute and deliver to Secured Parties an assignment or assignments of the proceeds of the Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement. OMRF agrees that the proceeds derived from such an assignment shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Parties receive cash proceeds in respect of the realization of the Collateral.

         7. Application of Proceeds. All proceeds received by Secured Parties in respect of any voluntary sale by OMRF of, collection from, or any realization upon all or any part of the Intellectual Property may, in the discretion of Secured Parties, be held by Secured Parties as Collateral for, and then or at any time thereafter applied in whole or in part by Secured Parties against the Secured Obligations in the following order of priority:

         First: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by OMRF in connection therewith;

         Second: After payment in full of the amounts specified in the preceding subparagraph, payment of the Bridge Notes with payment allocated pro rata to the Lenders first to accrued interest and then to principal; and


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         Third: After payment in full of the amounts specified in the preceding subparagraphs, to the payment to or upon the order of OMRF, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         8. General Provisions.

                  (a) Effect of Waiver. Secured Parties and OMRF shall not be deemed to have waived any of their rights hereunder or under any other agreement or instrument executed by Secured Parties or OMRF. No delay or omission on the part of Secured Parties or OMRF in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                  (b) Remedies Cumulative. Secured Parties' rights and remedies, whether evidenced hereby, by the Note, or by any other agreements, instruments, or other documents or papers, shall be cumulative and may be exercised singularly or concurrently.

                  (c) Notice. Any demand upon or notice to OMRF that Secured Parties are required to give shall be in writing, certified mail return receipt requested, or hand delivered, and shall be effective upon the receipt thereof by OMRF.

                  (d) Termination of Security Agreement. This Security Agreement shall terminate when the Secured Obligations have been indefeasibly paid in full to Secured Parties or otherwise canceled with Secured Parties' consent.

                  (e) Successors and Assigns. The rights and obligations of Secured Parties and OMRF hereunder shall inure to the benefit of, and shall be binding upon their respective successors and assigns.

                  (f) Severability. In case any provision in, or obligation under, this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations of this Agreement shall not in any way be affected or impaired thereby.

                  (g) Counterparts. This Agreement may be executed in counterparts including executed telecopy pages, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.



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         This Security Agreement dated as of the day and year first above written.


OMRF:                                   OKLAHOMA MEDICAL RESEARCH FOUNDATION
                                        an Oklahoma corporation


                                        By: /s/ WILLIAM G. THURMAN
                                            -----------------------------------
                                            William G. Thurman, President

SECURED PARTIES:                        ZYMETX PURCHASE PARTNERS
                                        a New York partnership


                                        By: /s/ JOE D. TIPPENS
                                            -----------------------------------
                                            Joe D. Tippens, Consultant to
                                              ML Oklahoma Venture Partners, L.P.


                                        PRESBYTERIAN HEALTH FOUNDATION
                                        an Oklahoma corporation


                                        By: /s/ DENNIS MCGRATH
                                            -----------------------------------
                                            Dennis McGrath, Vice President



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